UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2015

NAKED BRAND GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52381	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

10th Floor – 95 Madison Avenue, New York, NY 10016
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment of 6% Senior Secured Convertible Debentures

Effective August 3, 2015, Naked Brand Group Inc. (the “Company”) amended its 6% Senior Secured Convertible Debentures in the aggregate principal amount of $6,997,577 (the “Debentures”) issued in connection with a private placement offering with respect to which closings occurred on June 10, 2014 and July 8, 2014 via the written consent of the Company and the holders of a majority of the aggregate principal amount of the Debentures outstanding. The Debentures were amended as follows:

  The automatic conversion provisions of the Debentures were amended to provide that (i) the Debentures will automatically convert into shares of the Company’s common stock upon the closing, or any combination of closings, of any equity offerings or financings with aggregate gross proceeds to the Company of at least $8,000,000; and (ii) the amount of principal and interest to be converted in connection with such an automatic conversion shall include an additional amount of interest equal to six (6) months of interest that would have accrued under the terms of the Debentures.

  The definition of “Permitted Lien” (as such term is defined in the Debentures) was amended to include liens securing the indebtedness described in the definition of “Permitted Indebtedness” (as such term is defined in the Debentures) in order to clarify the Company’s ability to utilize receivables and inventory as collateral under factoring agreements entered into in the ordinary course of operations.

The foregoing description of the amendments to the Debentures is qualified in its entirety by reference to the full text of the form of Amendment No. 1 to 6% Senior Secured Convertible Debenture, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Offer to Amend and Exercise Certain Warrants

On August 3, 2015, the Company consummated its issuer tender offer to amend and exercise (the “Offer to Amend and Exercise”) certain warrants to purchase common stock of the Company originally issued to investors in the Company’s private placement financing with respect to which closings occurred on June 10, 2014 and July 8, 2014 and issued to certain lenders in connection with certain Amendment to Promissory Note Agreements dated April 4, 2014 (collectively, the “Original Warrants”). The terms and conditions of the Offer to Amend and Exercise were set forth in the Company’s issuer tender offer statement on Schedule TO-I and the related exhibits included therein filed with the Securities and Exchange Commission on July 7, 2015.

The Offer to Amend and Exercise expired at 9:00 p.m. Pacific time on August 3, 2015. Pursuant to the Offer to Amend and Exercise, the holders of an aggregate of 15,217,775 Original Warrants agreed to amend their warrants, and tendered and exercised such warrants in connection therewith for gross proceeds to the Company of $1,521,777. As previously reported, on July 3, 2015, the Company also entered into separate warrant amendment agreements with Carole Hochman, David Hochman and Nico Pronk to amend and exercise their Original Warrants on the same terms and conditions as the Offer to Amend and Exercise, pursuant to which the Company issued an aggregate of 8,210,004 shares of its common stock for aggregate gross proceeds of $821,000. In total, an aggregate of 23,427,779 Original Warrants were amended and exercised for gross proceeds to the Company of $2,342,777.

Pursuant to the Offer to Amend and Exercise, the Original Warrants of holders who elected to participate in the Offer to Amend and Exercise were amended to: (i) reduce the exercise price to $0.10 per share of common stock, (ii) shorten the exercise period so that they expired concurrently with the expiration of the Offer to Amend and Exercise on August 3, 2015 (the “Expiration Date”), (iii) restrict the ability of the holder of shares of common stock issuable upon exercise of the Amended Warrants to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of such shares without the prior written consent of the Company for a period of one hundred and twenty (120) days after the Expiration Date (the “Lock-Up Period”), and (iv) provide that a holder, acting alone or with others, will agree not to effect any purchases or sales of any securities of the Company in any “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or any type of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) or similar arrangements, or sales or other transactions through non-U.S. broker dealers or foreign regulated brokers through the expiration of the Lock-Up Period.

The foregoing description of the amendments to the Original Warrants of those holders who elected to participate in the Offer to Amend and Exercise is qualified in its entirety by reference to the full text of the form of Warrant Amendment Agreement, which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Offer to Amend and Exercise and the issuance of the common stock in connection therewith is incorporated herein by reference. The Company issued the Original Warrants in a private placement in reliance on the exemption from registration provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). In connection with such transaction, the holders of the Original Warrants represented that they were “accredited investors.” Similarly, the issuance of the shares of the Company’s common stock upon the amendment and exercise of the 15,217,775 Original Warrants was exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D. In connection with the Offer to Amend and Exercise, all holders of tendered Original Warrants represented that they were “accredited investors.”

Item 3.03   Material Modification to Rights of Security Holders.

The Board of Directors of the Company previously approved a reverse stock split of the Company’s common stock pursuant to which (i) the Company will effect a 1-for-40 reverse split of its common stock and (ii) the number of authorized shares of the Company’s common stock will decrease from 450,000,000 to 11,250,000 (the “reverse stock split”). Under Nevada law, shareholder consent is not required to approve or effect the reverse stock split.

The Company has notified the Financial Industry Regulatory Authority (“FINRA”) of its intent to effect the reverse stock split. The reverse stock split will be effected by the Company filing a Certificate of Change with the Secretary of State of the State of Nevada. Under Nevada law, no amendment to the Company’s articles of incorporation is required in connection with the reverse stock split. The reverse stock split will not be effective until the Company takes the actions required by FINRA and the State of Nevada (including the filing of the Certificate of Change). The Company anticipates that the reverse stock split will be effected on or about August 10, 2015. The Company will disclose the actual effective date of the reverse stock split, if effected, on a future date by appropriate announcement. The Board of Directors may delay or abandon the reverse stock split in its sole discretion.

If the reverse stock split is effected, every forty (40) shares of the Company’s common stock that are issued and outstanding as of the applicable record date will automatically be combined into one (1) issued and outstanding share without any change in the par value of such shares. If the reverse split is effected, no fractional shares will be issued in connection with the reverse stock split and shareholders who are entitled to a fractional share will instead receive a whole share.

If the reverse stock split is effected, the reverse stock split will affect all holders of the Company’s common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except to the extent the reverse split will result in any holder being granted a whole share for any fractional share that resulted from the reverse split. All options, warrants and convertible securities of the Company outstanding immediately prior to the reverse stock split will be appropriately adjusted if the reverse stock split is effected.

The Board of Directors approved the reverse stock split as part of the Company’s pursuit of listing of its common stock on a national securities exchange. The Company has not yet submitted a listing application with any national securities exchange and, at present, the Company does not meet all of the initial listing requirements of any national securities exchange. The Company can make no assurance that it will meet the requirements to file a listing application with a national securities exchange or that, if such an application is filed, that such listing will be approved.

Item 7.01   Regulation FD Disclosure.

On August 5, 2015, the Company issued a press release with respect to the Offer to Amend and Exercise and the Company’s intention to effect the reverse stock split described in Item 8.01 of this Current Report on Form 8-K. The press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if”, “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the reverse stock split and the Company’s pursuit of listing of its common stock on a national securities exchange. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01   Financial Statements and Exhibits.

(d)                   Exhibits

10.1	Form of Amendment No. 1 to 6% Senior Secured Convertible Debenture
10.2	Form of Warrant Amendment Agreement
99.1	Press Release, dated August 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

Date: August 6, 2015	By:	/s/ Michael Flanagan
Michael Flanagan
Chief Financial Officer